UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2013

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-02	DT JET LEASING, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-1063772

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG”), and DT Acceptance Corporation, an Arizona corporation (“DTAC” and together with DTAG, the “Issuers”) are co-issuers, jointly and severally of the 12.625% Senior Secured Notes Due 2017 (the “Notes”) pursuant to the Indenture, dated as of June 4, 2010 (the “Indenture”) among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (the “Trustee”). All capitalized terms used and not defined herein have the same meanings herein as set forth in the Indenture.
On May 21, 2013, the Issuers, the Trustee and the Guarantors entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) whereby the Indenture was amended to correct a defect of the Indenture to exclude Unrestricted Subsidiaries from the application of Section 4.10. Section 4.10 of the Indenture requires that if any Issuer or any of its Restricted Subsidiaries acquires or creates another Subsidiary after the Issue Date (other than a Foreign Subsidiary, Insurance Subsidiary or Special Purpose Subsidiary) then, among other requirements, such Issuer or Restricted Subsidiary shall cause such Subsidiary to become a Guarantor of the Notes. Section 11.09 of the Indenture provides that the “Note Guarantee of a Guarantor will terminate upon … the designation in accordance with [the] Indenture of the Guarantor as an Unrestricted Subsidiary”. Accordingly, the inconsistency between Section 4.10 and Section 11.09 of the Indenture was a defect because any Issuer or Restricted Subsidiary that designates an acquired or created Subsidiary as an Unrestricted Subsidiary upon or prior to acquisition or creation of such Subsidiary would be required under Section 4.10 of the Indenture to cause such Unrestricted Subsidiary to sign a Note Guarantee which would be immediately and automatically terminated by operation of Section 11.09 of the Indenture.
The foregoing description of the Indenture and the Fifth Supplemental Indenture is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Indenture which is filed as Exhibit 4.1.1 to the Amendment No. 1 to the Form S-4 Registration Statement filed on October 19, 2010, and the Fifth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1
Fifth Supplemental Indenture, dated May 21, 2013, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and the Guarantors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2013	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: May 28, 2013	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: May 28, 2013	DT JET LEASING, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: May 28, 2013	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: May 28, 2013	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: May 28, 2013	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description
4.1
Fifth Supplemental Indenture, dated May 21, 2013, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and the Guarantors